Exhibit 10(a)

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of May 27, 2004, is among HAGGAR CLOTHING CO. (“Company”), HAGGAR CORP. (“Haggar”), the Banks which are party hereto and JPMORGAN CHASE BANK, (formerly The Chase Manhattan Bank) individually as a Bank and as Agent for itself and the other Banks (in such capacity as Agent, together with its successors in such capacity, “Agent”).

RECITALS:

A.                                   Pursuant to that certain Second Amended and Restated Credit Agreement dated June 13, 2002 among Company, Haggar, each of the banks which are parties thereto (individually a “Bank” and collectively, the “Banks”) and the Agent (as the same has been amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated December 11, 2002, that certain Second Amendment to Second Amended and Restated Credit Agreement dated June 6, 2003, and as the same may be further amended, restated or otherwise modified from time to time, the “Agreement”), the banks party thereto agreed to make Loans to Company as set forth therein.

B.                                     Company formed two new Domestic Subsidiaries, Phlox Acquisitions LLC, a Delaware limited liability company, and Phlox Acquisitions Trust, a Delaware statutory trust, which have joined the Subsidiary Guaranty as Guarantors.

C.                                     Company and Haggar have requested that the Banks agree to modify the Agreement as herein set forth.  The Banks party hereto are willing to do so upon the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

Definitions

1.1.                              Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE 2.

Amendment

2.1.                              Additions to Section 1.1.  The following definitions are added to Section 1.1 of the Agreement in proper alphabetical order.

“Aircraft Indebtedness” means purchase money Indebtedness (including any Indebtedness refinancing an Advance) in a principal amount not to exceed $4,150,000 which is: (a) incurred in connection with Company’s acquisition of the aircraft it leases as of May 27, 2004 upon the termination of the lease thereof and (b) is secured only by a Lien on such aircraft.

“Base Margin” shall have the meaning set forth in Section 2.7(c).

“Commitment Fee Rate” shall have the meaning set forth in Section 2.7(c).

“Life Insurance Indebtedness” means any Indebtedness (including any Indebtedness refinancing an Advance) that is secured only by the cash value of the key man life insurance policies which are owned by Company and issued by National Life of Vermont; provided that the aggregate principal amount of such Indebtedness does not exceed the lesser of:  (i) $9,100,000 or (ii) the aggregate amount of such cash value.

2.2.                              Amendment to Section 1.1.  The following definitions contained in Section 1.1 of the Agreement are amended in their respective entireties to read as follows:

“CD Margin” shall be determined in accordance with the terms of Section 2.7(c).

“Eurodollar Margin” shall be determined in accordance with the terms of Section 2.7(c).

“Funded Debt” means, for Company Group on a consolidated basis for any date, all amounts advanced and outstanding with respect to any Indebtedness of any member of Company Group, including, without limitation, the Obligations but specifically excluding:  (a) obligations under any Guarantee; (b) obligations under any Swap Agreement; (c) Aircraft Indebtedness, and (d) Life Insurance Indebtedness.

“Termination Date” means June 30, 2007, unless the Commitments are terminated prior to such date pursuant to Sections 2.4 or 9.1.

2.3.                              Amendment to “Permitted Indebtedness”.  The definition of “Permitted Indebtedness” contained in Section 1.1 of the Agreement is amended to:  (a) delete the “and” at the end of clause (j) thereto; (b) replace the “.” at the end of clause (k) with “; and” and (c) add the following clause (l) to the end of such definition.

(l) the Aircraft Indebtedness, the Life Insurance Indebtedness and any extensions, renewals and replacements thereof.

2.4.                              Amendment to “Permitted Liens”.  The definition of “Permitted Liens” contained in Section 1.1 of the Agreement is amended to:  (a) delete the “and” at the end of clause (f) thereto; (b) replace the “.” at the end of clause (g) with “, and” and (c) add the following clause (h) to the end of such definition.

(h) Liens securing the Aircraft Indebtedness encumbering only the aircraft financed thereby and Liens securing the Life Insurance Indebtedness encumbering only the cash value of the key man life insurance policies which are owned by Company and issued by National Life of Vermont.

2.5.                              Amendment to Section 2.5.  Clause (a) of Section 2.5 of the Agreement is amended and restated in its entirety to read as follows:

(a)                                  On the date three Business Days following each Payment Date and on the Termination Date, a commitment fee equal to the Commitment Fee Rate times the average daily amount of the Total Commitments minus the sum of (i) the outstanding principal amount of all Advances and (ii) the Letter of Credit Exposure during the quarter ending on and including such Payment Date, or such shorter period ending on and including the Termination Date, as the case may be.

2.6.                              Amendment to Section 2.7(a).  The third sentence of clause (a) of Section 2.7 of the Agreement is amended in its entirety to read as follows:

Floating Rate Advances shall bear interest at a rate equal to the sum of the Alternate Base Rate plus the Base Margin, and the interest rate on any Floating Rate Advances shall change when and as the Alternate Base Rate changes; provided that in no event shall the sum of the foregoing exceed the Highest Lawful Rate.

2.7.                              Addition of Section 2.7(c).  The following clause (c) is added to Section 2.7 immediately following clause (b) thereto:

(c)                                  Determinations of Margins and Fees.  The Base Margin, CD Margin and Eurodollar Margin and the fees payable under Section 2.5(a) shall be defined and determined as follows:

“Base Margin” shall mean (i) during the period commencing on May 27, 2004 and ending on but not including the first Adjustment Date (as defined below), zero percent (0%) per annum and (ii) during each period, from and including one Adjustment Date to but excluding the next Adjustment Date (herein a “Calculation Period”), the percent per annum set forth in the table below under the heading “Base Margin” and opposite the Funded Debt Ratio which corresponds to the Funded Debt Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

“CD Margin” shall mean (i) during the period commencing on May 27, 2004 and ending on but not including the first Adjustment Date, one and one-quarter percent (1.25%) per annum and (ii) during each Calculation Period, the percent per annum set forth in the table below under the heading “CD Margin” and opposite the Funded Debt Ratio which corresponds to the Funded Debt Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

“Commitment Fee Rate” shall mean (i) during the period commencing on May 27, 2004 and ending on but not including the first Adjustment Date, one-quarter of one percent (0.25%) per annum and (ii) during each Calculation Period, the percent per annum set forth in the table below under the heading “Commitment Fee” and opposite the Funded Debt Ratio which corresponds to the Funded Debt Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

“Eurodollar Margin” shall mean (i) during the period commencing on May 27, 2004 and ending on but not including the first Adjustment Date, one and one-eighth percent (1.125%) per annum and (ii) during each Calculation Period, the percent per annum set forth in the table below under the heading “Eurodollar Margin” and opposite the Funded Debt Ratio which corresponds to the Funded Debt Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

Tier	Funded Debt Ratio	Commitment Fee	Base Margin	CD Margin	Eurodollar Margin
Tier V	< 1.00 to 1.00	0.25%	0.00%	1.25%	1.125%
Tier IV	> 1.00 to 1.00 but < 1.50 to 1.00	.30%	0.00%	1.375%	1.25%
Tier III	> 1.50 to 1.00 but < 2.00 to 1.00	0.375%	0.00%	1.625%	1.50%
Tier II	> 2.00 to 1.00 but < 2.50 to 1.00	0.375%	0.00%	1.75%	1.625%
Tier I	> 2.50 to 1.00	0.50%	0.00%	1.875%	1.75%

Upon delivery of the Compliance Certificate pursuant to Section 6.1(c) in connection with the financial statements required to be delivered pursuant to Sections 6.1(a) and (b) commencing with such Compliance Certificate delivered at the end of the fiscal quarter ending on June 30, 2004, the Base Margin, Eurodollar Margin, CD Margin and Commitment Fee Rate shall automatically be adjusted in accordance with the Funded Debt Ratio set forth therein and the table set forth above, such automatic adjustment to take effect as of the date five (5) Business Days after the receipt by the Agent of the related Compliance Certificate pursuant to Section 6.1(c) (each such Business Day when such margins or fees change pursuant to this sentence or the next following sentence, herein an “Adjustment Date”).  If Haggar and the Company fail to deliver such Compliance Certificate which so sets forth the Funded Debt Ratio within the period of time required by Section 6.1(c), or if an Event of Default exists and the Agent provides notice to Haggar, the margin and fees provided for hereunder shall automatically be adjusted to the margin and fees set forth in the line in the table above labeled Tier I, such automatic adjustments to take effect as of the first Business Day after the last day on which Haggar and the Company were required to deliver the applicable Compliance Certificate in accordance with Section 6.1(c) hereof or, in the case of an Event of Default, on the date the written notice is given to Haggar and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of such Compliance Certificate or, in the case of an Event of Default, when such Event of Default has been cured to the satisfaction of the Agent or waived in accordance with this Agreement.

2.8.                              Amendment to Section 7.8.  Section 7.8 of the Agreement is amended in its entirety to read as follows:

7.8.                              Net Worth.  Permit the Net Worth of Company Group to be or become less than an amount equal to the sum of:  (1) $133,100,000, plus (2) fifty percent (50%) of the cumulative net income of Company Group, on a consolidated basis, for each of the fiscal quarters to have completely elapsed since December 31, 2003, as of the date of determination, plus (3) in the event Haggar or Company shall make a registered public offering of its capital stock after the Effective Date, 66 2/3% of that portion of the net proceeds from such offering attributable to the primary issuance of new shares (but not the secondary issuance of existing shares).  Notwithstanding the foregoing, in the event that Net Worth is less than the amount required hereby, Company shall have a period of ten (10) days from the earlier of the date on which Net Worth is disclosed to the Agent or is to be disclosed to the Agent under Section 6.1 in which to cause Net Worth to be in compliance with the terms hereof.  Cumulative net income shall be determined by reference to the statements of income described in Section 6.1(a) and shall not be decreased by any losses occurring during any fiscal quarter.

2.9.                              Amendment to Schedule 4; Pro Rata Adjustment.  Schedule 4 to the Agreement is amended in its entirety to read as Schedule 4 attached hereto.  On the effective date of this Amendment, the Commitment of certain Banks are being modified.  As a result, if any Loans are outstanding under the Agreement on the effective date, such Loans will not be held by the Banks in accordance with each Bank’s Ratable Share as determined after giving effect to this Amendment.  To remedy the foregoing, if any Loans are outstanding on the effective date of this Amendment, the Banks shall make advances among themselves (either directly or through the Agent) so that after giving effect thereto the Loans will be held by the Banks in accordance with each Bank’s Ratable Share determined after giving effect to this Amendment.  The advances made on the effective date by each Bank whose Ratable Share has increased shall be deemed to be a purchase of a corresponding amount of the Loans of the Bank or Banks whose Ratable Share has decreased.

2.10.                        Amendment to Exhibit A (Borrowing Base Certificate) and Exhibit C (Compliance Certificate).  Exhibits A and C to the Agreement are amended in their respective entireties to read as Exhibits A and C attached hereto.

ARTICLE 3.

Conditions

3.1.                              Conditions.  The effectiveness of Article 2 of this Amendment subject to the satisfaction of the following conditions precedent on or before May 31, 2004:

(a)                                  Agent shall have received all of the following, each dated (unless otherwise indicated) a current date, in form and substance satisfactory to the Agent:

(i)                                     Amendment.  This Amendment fully executed by Haggar and the Company and the attached Consent of Domestic Subsidiaries executed by the Domestic Subsidiaries of the Company;

(ii)                                  Notes.  Amended and restated promissory notes executed by the Company;

(iii)                               Authorization.  Such evidence of Haggar’s, the Company’s and each Guarantor’s authority to enter into this Amendment as the Agent may request;

(iv)                              Governmental Certificates.  Certificates of the appropriate government officials of the state of incorporation (or the other appropriate governmental officials of its jurisdiction of organization) of Haggar, the Company and each Guarantor as to its existence and good standing; and

(v)                                 Additional Information.  The Agent shall have received such additional documentation and information as the Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may request; and

(b)                                 The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(c)                                  No Default shall exist; and

(d)                                 All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

ARTICLE 4.

Miscellaneous

4.1.                              Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Company, Haggar, the Agent and Banks party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Amendment, the Agreement (as unmodified by this Amendment) shall control.

4.2.                              Representations and Warranties.  Company and Haggar hereby represent and warrant to Agent and the Banks as follows:  (a) no Default exists, (b) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date, and (c) the articles of incorporation, certificates of limited partnership (other than the certificate of limited partnership of Haggar Women’s Wear, Ltd. (formerly Jerell Ltd.), articles of organization, regulations, operating agreements, partnership agreements, bylaws, consents and resolutions of Company, Haggar and each Guarantor attached to the respective Certificates of Secretary of Company, Haggar and the Guarantors most recently delivered to the Agent have not been modified or rescinded and remain in full force and effect and that officers identified in such Certificates of Secretary continue to hold the office or offices reflected therein.  IN ADDITION, TO INDUCE THE AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE COMPANY, HAGGAR AND EACH GUARANTOR (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(A)                              WAIVER.  WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(B)                                RELEASE.  RELEASES AND DISCHARGES THE AGENT AND THE BANKS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH COMPANY, HAGGAR OR ANY GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

4.3.                              Survival of Representations and Warranties.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

4.4.                              Reference to Agreement.  Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

4.5.                              Expenses of Agent.  As provided in the Agreement, Company agrees to pay on demand all costs and expenses incurred by Agent or any Bank in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of Agent’s and each Bank’s legal counsel.

4.6.                              Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

4.7.                              Applicable Law.  This Amendment and all other Loan Documents shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

4.8.                              Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent, each Bank, Company and Haggar and their respective successors and assigns, except that neither Company or Haggar may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

4.9.                              Counterparts.  This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

4.10.                        Effect of Waiver.  No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Haggar, the Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

4.11.                        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.12.                        ENTIRE AGREEMENT.  THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

EXECUTED as of the date first written above.

Company and Haggar:

HAGGAR CLOTHING CO., a Nevada corporation
HAGGAR CORP., a Nevada corporation

By:	/s/ J. M Haggar, III
J. M Haggar, III
Chief Executive Officer for both

Agent:

JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank who was successor in interest by merger to Chase Bank of Texas, National Association who was formerly Texas Commerce Bank National Association), Individually and as Agent

By:	/s/ D. Scott Harvey
	Name:	D. Scott Harvey
	Title:	Vice President

Banks:

GUARANTY BANK

By:	/s/ Robert S. Hays
	Name:	Robert S. Hays
	Title:	Senior Vice President

COMERICA BANK, successor in interest by merger to Comerica Bank - Texas

By:	/s/ Margareth Fanini
	Name:	Margareth K. Fanini
	Title:	Vice President - Tax Division

BANK OF AMERICA, N.A.

By:	/s/ Douglas J. Bolt
	Name:	Douglas J. Bolt
	Title:	Vice President

SOUTHWEST BANK OF TEXAS, N.A.

By:	/s/ Melinda Jackson
	Name:	Melinda N. Jackson
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John Holland
	Name:	John Holland
	Title:	Senior Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ William E. Zarrett
	Name:	William E. Zarrett
	Title:	Managing Director

CONSENT OF DOMESTIC SUBSIDIARIES

Each of the undersigned Subsidiaries hereby (a) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect; (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) acknowledges its consent and agreement to the Amendment including, without limitation Section 4.2 thereof, (d) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory, with respect to the Loans, the Notes, the Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Consent of Domestic Subsidiaries has been taken.

BOWIE MANUFACTURING COMPANY, a Nevada corporation
CORSICANA COMPANY, a Nevada corporation
DALLAS PANT MANUFACTURING COMPANY, a Nevada corporation
GREENVILLE PANT MANUFACTURING COMPANY, a Nevada corporation
MCKINNEY PANT MANUFACTURING COMPANY, a Nevada corporation
OLNEY MANUFACTURING COMPANY, a Nevada corporation
WAXAHACHIE GARMENT COMPANY, a Nevada corporation
LA ROMANA MANUFACTURING CORPORATION, a Nevada corporation
HAGGAR SERVICES, INC., a Texas corporation
DUNCAN MANUFACTURING COMPANY, an Oklahoma corporation
WESLACO CUTTING, INC., a Nevada corporation
WESLACO SEWING, INC., a Nevada corporation
HAGGAR DIRECT, INC., a Nevada corporation
SAN GABRIEL ENTERPRISES, INC., a Texas corporation
MULTIPLES, U.S.A., INC., a Texas corporation
EDINBURG DIRECT GARMENT COMPANY, INC., a Texas corporation
WESLACO DIRECT CUTTING COMPANY, INC., a Texas corporation
HAGGAR.COM, INC., a Texas corporation
JERELL CLOTHING MANAGEMENT, INC., a Texas corporation
HAGGAR WOMEN’S WEAR, LTD. (formerly Jerell, Ltd.), a Texas limited partnership
HAGGAR CANADA, INC, a Nevada corporation
PHLOX ACQUISITIONS LLC, a Delaware limited liability company
PHLOX ACQUISITIONS TRUST, a Delaware statutory trust
By: Phlox Acquisitions LLC, its sole trustee

By:	/s/ J. M. Haggar, III
J. M. Haggar, III
Chairman/Chief Executive Officer of each Subsidiary

SCHEDULE 4

to

HAGGAR CORP.

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMMITMENTS

Bank	Commitment
JPMorgan Chase Bank	$17,000,000.00
Comerica Bank	$17,000,000.00
Guaranty Bank	$17,000,000.00
Bank of America, N.A.	$15,000,000.00
Southwest Bank of Texas, N.A.	$15,000,000.00
U.S. Bank National Association	$15,000,000.00
The Bank of Nova Scotia	$15,000,000.00
$111,000,000.00

EXHIBIT A

to

HAGGAR CORP.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BORROWING BASE CERTIFICATE

BORROWING BASE CERTIFICATE

(for the month ending                        or as of                       )

HAGGAR CLOTHING CO.

TO:                            JPMORGAN CHASE BANK

2200 Ross Avenue

Third Floor

Dallas, Texas 75266

Attention:  Scott Harvey

DATE:                        , 200

RE:                              Second Amended and Restated Credit Agreement dated as of June 13, 2002 (as amended, the “Agreement”), by and among Haggar Clothing Co., Haggar Corp., JPMorgan Chase Bank and the Banks listed in the Agreement.

1.	Receivables

	A.	Total Receivables				$

	B.	Less:

		(i)	affiliate and employee Receivables	$(	)

		(ii)	Receivables unpaid after 90 days after date of invoice (or the effective date of Dated Invoices)	$(	)

		(iii)	Receivables subject to Lien	$(	)

(iv)

Receivables with respect to which goods are placed on consignment, guaranteed sale or other terms by reason of which the payment obligation of the account debtor may be conditional, but only to the extent that such Receivables equal or exceed $500,000 in the aggregate.

				$(	)

		(v)	all uncollectible Receivables	$(	)

		(vi)	reserve for “discounts”	$(	)

		(vii)	reserve for “build-ups”	$(	)

		(viii)	reserve for “deductions”	$(	)

		(ix)	other reserves	$(	)

1

	C.	Preliminary Total of Eligible Receivables			$

	D.	5% of line C			$

	E.	Total Dated Invoices included in line C.			$

	F.	If line E greater than line D, Line E minus line D =			$(		)

	G.	Total of Eligible Receivables (line C minus line F)			$

	H.	80% of Total Eligible Receivables (i.e., line G)			$

2.	Inventory

	A.	Total Inventory per attached summary schedule			$

	B.	Less: ineligible Inventory (i.e., subject to Liens)	$(	)

	C.	Total Eligible Inventory			$

	D.	50% of Eligible Inventory			$

3.	Borrowing Base

	A.	(i) 80% of Eligible Receivables (from line H)			$

		(ii) 50% of Eligible Inventory (from line D)			$

	B.	Borrowing Base Formula Sum			$

	C.	Less: amount by which (A)(ii) is greater than 60% of the Total Commitments (i.e., $66,600,000)	$(	)

	D.	Borrowing Base			$

4.	Borrowing Base Availability

	A.	Borrowing Base			$

	B.	Less: Principal amount outstanding under the Agreement	$(	)

	C.	Borrowing Base Availability			$

5.	Available Commitment

	A.	Total Commitments				$111,000,000

2

	B.	Less:

		(i) Principal amount outstanding under the Agreement	$(	)

		(ii) aggregate amount of all issued and outstanding Letters of Credit	$(	)

	C.	Available Commitment			$

6.	Availability

	A.	Borrowing Base Availability			$

	B.	Available Commitment			$

	C.	Lesser of A or B			$

I hereby certify that, to the best of my knowledge after appropriate inquiry, the foregoing is true and correct as of the last day of the month indicated.

HAGGAR CLOTHING CO.

By:
Name
Title:

3

EXHIBIT C

to

HAGGAR CORP.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

As of the date indicated below, the undersigned hereby certifies that (i) no Default or Unmatured Default (as defined in the Credit Agreement) has occurred and is continuing under that certain Second Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) among Haggar Clothing Co., Haggar Corp., JPMorgan Chase Bank and the Banks listed therein, (ii) the value of all Inventory (as defined in the Credit Agreement) as reflected in the Company’s financial statements does not exceed its net realizable value and (iii) the information contained on the Annexes hereto is true, correct and complete.

HAGGAR CLOTHING CO.

By:
Name:
Title:
Dated:

ANNEX A TO COMPLIANCE CERTIFICATE

Summary

Requirement		Required Level	Current Status	Compliance

(I)	Fixed Charge	1.25 to 1.00	to 1.00	Yes No
(detail on Annex B)

(II)	Funded Debt Ratio	3.00 to 1.00	to 1.00	Yes No
(detail on Annex C)

(III)	Net Worth Company Group:		$

	10% of the Net Worth of the Company Group		$

	Net Worth attributable to non–guarantor subsidiaries (not to exceed 10% of the Net Worth of the Company Group)		$	Yes No

	(a) $133,100,000;	$

(b)    Plus 50% of the cumulative net income of the Company Group, on a consolidated basis for each fiscal quarter to have completely elapsed since December 31, 2003 (with no reduction for negative quarters); and

$

	(c) Plus (66–2/3%) of the net proceeds from any registered public offering of the capital stock of Haggar or the Company (if any).	$

	(d) Required Net Worth of the Company Group (sum of (a),(b) and (c)):	$

	Is line (III) greater than line (d)?			Yes No

(IV)	Inventory Turns	2.0		Yes No
(detail on Annex D)

(V)	Actual Capital Expenditures for current fiscal year	$

1

(a) less any expenditures for repair or replacement of property made with insurance proceeds (to the extent such expenditures do not exceed the net cash amount of such insurance proceeds)	$(	)

(b)    less any expenditures for purchase of the Company’s headquarters at 11511 Luna Road (to the extent such expenditures do not exceed proceeds from the sale of the prior headquarters at 6113 Lemmon Avenue)

$
(c) SUBTOTAL			$
Does 10% of the Net Worth of the Company Group as set forth above exceed line (c)?				Yes No

2

ANNEX B TO COMPLIANCE CERTIFICATE

HAGGAR CORP.

FIXED CHARGE RATIO

12 MONTHS ENDED             , 200

($000’S)

	Qtr.	Qtr.	Qtr.	Qtr.	12 Months Ended

Net Income
- Gains + Losses Cap assets Extr Event
+ Depreciation and Amortization
+ Interest Expense
+ Taxes (exclusive of the tax effects relating to the closing of the Edinburg facility, the operations in Japan, and the Weslaco facility)
+ Japan, Edinburg and Weslaco Charges (not to exceed $14,915,000 after tax or $21,800,000 before tax) or minus the reversal thereof
Total = Operating Cash Flow
- Taxes (exclusive of the tax effects relating to the closing of the Edinburg facility, the operations in Japan and the Weslaco facility)

Total Operating Cash Flow minus tax	$	$	$	$	$

Interest Expense
Req. Principal Payments
Cash Dividends
Maintenance Capital Expenditure ($2,000,000)

Total Fixed Charges	$	$	$	$	$

Fixed Charge Ratio

Fixed Charges/Cash Flow					to 1.0

ANNEX C TO COMPLIANCE CERTIFICATE

HAGGAR CORP.

FUNDED DEBT RATIO

12 MONTHS ENDED

($000’S)

Funded Debt

Revolver	$
Industrial Revenue Bonds +	$
other notes	$
other long term indebtedness	$
indebtedness secured by Liens	$
Capital Lease Obligations	$
less: obligations under any Guarantee	$(	)
less: obligations under any Swap Agreement	$(	)
less: Aircraft Indebtedness	$(	)
less: Life Insurance Indebtedness	$(	)

Total Funded Indebtedness			$

Operating Cash Flow			$
(detail on Annex B)

Funded Debt/Operating Cash Flow			to 1.00

ANNEX D TO COMPLIANCE CERTIFICATE

HAGGAR CORP.

INVENTORY TURNS ANALYSIS

($000’S)

PRIOR 12 MONTHS’ COST OF SALES

3rd Prior Quarter
$
$
$
Total	$

2nd Prior Quarter
$
$
$
Total	$

Prior Quarter
$
$
$
Total	$

Current Quarter
$
$
$
Total	$

Total 12 Months	$
Cost of Sales

Current Cost of Inventory, , 200

Total 12 Months Cost of Sales/ Current Inventory Level	to 1.0

ANNEX E TO COMPLIANCE CERTIFICATE

STANDBY

LETTERS OF CREDIT OUTSTANDING

           , 200

ISSUER	LC#	Maturity	Amount

$
$

		Total	$

ANNEX F TO COMPLIANCE CERTIFICATE

PERMITTED INDEBTEDNESS

Compliance

(a)	Commercial Letters of Credit ($75,000,000 permitted)	$	Yes No

(b)	Standby Letters of Credit (other than those issued by the Agent) ($2,000,000 permitted)	$	Yes No

(c)	Share Repurchase Obligations Severance ($2,500,000 permitted) $10,000,000 total permitted	$	Yes No

(d)	Other Indebtedness (permitted: $20,000,000)	$	Yes No

(e)	Intercompany Indebtedness (no limit on amount)	$	N/A

(f)	Accounts payable to officers, directors (no limit on amount)	$	N/A

(g)	Guarantees (no limit on amount)	$	N/A

(h)	Guarantees (Haggar Direct less than one years rental) (no limit on amount)	$	N/A

(i)	Guarantees (Haggar Direct exceeding one years rental) not to exceed $6,000,000 in the aggregate	$	Yes No

(j)	Additional senior unsecured promissory notes with maturities after the Termination Date ($35,000,000 permitted)	$	Yes No

(k)	Aircraft Indebtedness (not to exceed $4,150,000)	$	Yes No

(l)	Life Insurance Indebtedness (not to exceed the lesser of (a) $9,100,000 or (b) cash value of insurance policies)	$	Yes No